                                                                    EXHIBIT 99.1

                             STRATOS LIGHTWAVE, INC.

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Stratos Lightwave, Inc. (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended January 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 17, 2003                     /s/  James W. McGinley
                                           -------------------------------------
                                           James W. McGinley
                                           President and Chief Executive Officer


Dated:  March 17, 2003                     /s/  David A. Slack
                                           -------------------------------------
                                           David A. Slack
                                           Chief Financial Officer